SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 1, 2004
                                                         -----------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    0-10652                  94-2751350
----------------------------        -------------         ---------------------
(State or other jurisdiction        (File Number)            (I.R.S. Employer
      of incorporation)                                   identification number)


                   300 Park Marina Circle, Redding, CA   96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

         On September 1, 2004, the registrant filed an initial Current Report on Form 8-K with the Securities and Exchange Commission, reporting the completion of the acquisition of Yolo Community Bank, a California state-chartered bank. In addition to item 5.02, this report amends Item 9.01, Financial Statements and Exhibits, to include the historical, pro forma, and other financial information required by item 9.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         The Board of Directors of the registrant has elected two (2) additional members of the Board of Directors, effective as of September 1, 2004: Roger Kohlmeier and Martin A. Mariani. Pursuant to the Agreement and Plan of Reorganization and Merger dated April 23, 2004, executed between the registrant and Yolo Community Bank, a California banking corporation, the registrant agreed that two (2) of the existing directors of Yolo Community Bank would be appointed to the Board of Directors of the registrant, promptly after the effective time of the merger contemplated by such Agreement. The merger became effective at the close of business on August 31, 2004, and Messrs. Kohlmeier and Mariani, both directors of Yolo Community Bank, were then elected to the Board of Directors of the registrant. The committees of the Board of Directors to which the new directors are expected to be named were not determined at the time of the filing of this report. Messrs. Kohlmeier and Mariani were shareholders of Yolo Community Bank. The registrant acquired 100 percent of the outstanding shares of Yolo Community Bank, including the shares of Messrs. Kohlmeier and Mariani, as a result of the closing on August 31, 2004. There have been no other transactions, or any currently proposed transactions, as to which the registrant or any of its subsidiaries was or is to be a party, in which the amount exceeds $60,000 and in which Roger Kohlmeier or Martin A. Mariani had, or will have, a direct or indirect material interest, as described in Item 404(a) of Regulation S-K.

Item 9.01:    Financial Statements and Exhibits

       (a)    Financial Statements of Business Acquired
       1. Yolo Community Banks Financial Statements are hereby incorporated by reference to Exhibits 99.67 and 99.68 hereto

       (b)    Pro forma Financial Information
       1. Pro forma Financial Information is attached as Exhibit 99.69 hereto.

       (c)    Exhibits:


Exhibit
Number                     Description
--------------------------------------------------------------------------------

2.1 Agreement and Plan of Merger, dated April 23, 2004 by and between North Valley Bancorp and Yolo Community Bank. (incorporated herein by reference to Exhibit 99.54 to North Valley Bancorp's Form 8-K filed on April 26, 2004)

23.1          Consent of Independent Registered Public Accounting Firm.

99.67 Audited Financial Statements of Yolo Community Bank as of December 31, 2003 and 2002 and Results of Operations for the years ended December 31, 2003, 2002 and 2001

99.68 Unaudited Financial Statements for the period ended June 30, 2004 for Yolo Community Bank

99.69         Unaudited Pro forma Condensed Combined Consolidated Financial
              Information


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ EDWARD J. CZAJKA
                                           -------------------------------------
                                           Edward J. Czajka
Dated:  September 3, 2004                  EVP & Chief Financial Officer

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